                            NEW ENGLAND POWER COMPANY
                                  Balance Sheet
                                 At June 30, 1998
                              (Actual and Pro Forma)
                                   (Unaudited)
                                      ASSETS
                                      ------
                                           Actual   Adjustments   Pro Forma
                                           ------   -----------   ---------
                                                  (In Thousands)
Utility plant, at original cost          $3,084,842         $(1,848,677)     $1,236,165
  Less accumulated provisions for
    depreciation and amortization         1,234,869  (807,674)   427,195
                                         -------------------------------
                                          1,849,973(1,041,003)   808,970
Construction work in progress                30,217    (5,087)    25,130
                                         -------------------------------
       Net utility plant                  1,880,190(1,046,090)   834,100
                                         -------------------------------
Investments:
  Nuclear power companies, at equity         47,443          -    47,443
  Non-utility property and other investments 35,191      (769)    34,422
                                         -------------------------------
       Total investments                     82,634      (769)    81,865
                                         -------------------------------
Current assets:
  Cash                                        1,001    659,481   660,482
  Accounts receivable:
    Affiliated companies                    232,000          -   232,000
    Others                                   27,031          -    27,031
  Fuel, materials, and supplies, at average cost        59,680  (50,724)          8,956
  Prepaid and other current assets           55,514   (17,876)    37,638
                                         -------------------------------
       Total current assets                 375,226    590,881   966,107
                                         -------------------------------
Accrued Yankee nuclear plant costs          272,939          -   272,939
Deferred charges and other assets           462,542  1,016,642 1,479,184
                                         -------------------------------
                                         $3,073,531$   560,664$3,634,195
                                         ===============================

                          CAPITALIZATION AND LIABILITIES
                          ------------------------------
Capitalization:
  Common stock, par value $20 per share,
    authorized and outstanding 6,449,896 shares     $  128,998              $         -     $  128,998
  Premiums on capital stocks                 86,779          -    86,779
  Other paid-in capital                     319,818     34,484   354,302
  Retained earnings                         462,968      1,503   464,471
  Unrealized gains on securities, net            55          -        55
                                         -------------------------------
       Total common equity                  998,618     35,987 1,034,605
  Cumulative preferred stock, par value $100
     per share                               39,666          -    39,666
  Long-term debt                            647,829  (278,010)   369,819
                                         -------------------------------
       Total capitalization               1,686,113  (242,023) 1,444,090
                                         -------------------------------
Current liabilities:
  Short-term debt (including $159,175,000
   to affiliates)                           366,950  (366,950)         -
  Accounts payable (including $6,118,000
   to affiliates)                           113,723          -   113,723
  Accrued liabilities:
    Taxes                                    10,552          -    10,552
    Interest                                  8,217          -     8,217
    Other accrued expenses                   30,913     80,525   111,438
                                         -------------------------------
       Total current liabilities            530,355  (286,425)   243,930
                                         -------------------------------
Deferred federal and state income taxes     414,527  (211,625)   202,902
Unamortized investment tax credits           52,452   (22,333)    30,119
Accrued Yankee nuclear plant costs          272,939          -   272,939
Other reserves and deferred credits         117,145  1,323,070 1,440,215
                                         -------------------------------
                                         $3,073,531$   560,664$3,634,195
                                         ===============================

    The accompanying notes are an integral part of these financial statements.
